UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2007

Fortune Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana

(State or Other Jurisdiction of Incorporation or Organization)

0-19049	20-2803889
(Commission File Number)	(IRS Employer Identification No.)

6402 Corporate Drive, Indianapolis, Indiana 46278

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374

N/A

(Former Name, Address and Former Fiscal Year, if Changed Since Last Report)

Fortune Industries, Inc.
SEC Form 8-K/A

Fortune Industries, Inc. (“Fortune”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed by Fortune on June 27, 2007 (the “Prior 8-K”).

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 27, 2007, Fortune filed the Prior 8-K to report the appointment of Steve Hise as Fortune’s Chief Financial Officer. When the Prior 8-K was filed, compensation arrangements for Mr. Hise had not yet been finalized. Mr. Hise has now entered into an Employment Agreement with Fortune under which Mr. Hise will receive an annual salary of $175,000. Mr. Hise will also receive 10,000 shares of Fortune Common Stock under the terms of the Employment Agreement and could potentially receive additional Fortune Common Stock upon meeting certain contingencies contained in the Employment Agreement.

The full text of the press release issued in connection with the appointment of Mr. Hise is attached as Exhibit 99.1 to this amended Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Industries, Inc.

By:	/s/ John F. Fisbeck
John F. Fisbeck, President and Chief Executive Officer

DATE:     July 3, 2007

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